THE CHILE FUND, INC.
----------------------------------------
ANNUAL REPORT
DECEMBER 31, 1996



[PHOTO]

 CONTENTS

Letter to Shareholders........................................................................          1

Portfolio Summary.............................................................................          6

Schedule of Investments.......................................................................          7

Statement of Assets and Liabilities...........................................................         10

Statement of Operations.......................................................................         11

Statement of Changes in Net Assets............................................................         12

Financial Highlights..........................................................................         13

Notes to Financial Statements.................................................................         14

Report of Independent Accountants.............................................................         18

Results of Annual Meeting of Shareholders.....................................................         19

Tax Information...............................................................................         19

Description of Dividend Reinvestment and Cash Purchase Plan...................................         20

PICTURED ON THE COVER IS THE SANTIAGO STOCK EXCHANGE LOCATED IN CHILE.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

                                                               February 14, 1997

DEAR SHAREHOLDER:

We are pleased to report on the activities of The Chile Fund, Inc. (the "Fund") for the year ended December 31, 1996.

PERFORMANCE

At December 31, 1996, the Fund's net assets were $317.0 million. The Fund's net asset value ("NAV") was $22.59 per share (net of dividends and distributions paid of $0.89 per share), as compared to $26.45 at December 31, 1995.

For the period January 1, 1996 through December 31, 1996, the Fund's total return based on NAV and assuming the reinvestment of dividends and distributions, declined by 11.1%. By comparison, the total return of the IGPA Index (the "Index"), a broad index of Chilean equities, declined by 18.1%.

The Fund outperformed the Index primarily due to very positive stock selection in the important utilities and telecommunications sectors. According to the Lipper International Closed-End Funds Service (the "Service"), the Fund's
performance was the best generated during the period among the five Chile-specific funds that the Service follows.

From the commencement of investment operations on September 27, 1989 through December 31, 1996, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 433.3%. The Index returned 436.5% during this period.

INVESTMENT PERSPECTIVE

Chile was one of only two Latin markets to post a negative return in 1996 (the other, Peru, fell 0.47%). The downturn in Chilean stocks is attributable to a number of factors, mainly the tight monetary policy of the nation's central bank. Beginning in mid-1995, the bank raised interest rates to reduce the inflation caused by an overheating domestic economy. The ensuing slowdown hurt industrial production, exports, consumer spending, corporate earnings and, as a result, stock prices. Other factors included:

- The country's worst drought in 30 years compressed margins for the electricity sector, which accounts for a substantial weighting in Chilean stock indices;

- Unfavorable terms of trade resulted from a simultaneous fall in the price of copper (which is Chile's largest export and most important domestic product) and rise in the price of oil (which Chile must import); and

- A big drop in wood pulp prices greatly depressed earnings of forest products companies, another meaningful index component.

Among investors, the widely hoped-for solution to the economy's (and, hence, the market's) problems has been an easing in monetary policy via a reduction in interest rates. Conditions began to improve enough by year-end for analysts to forecast a rate cut by 1997's second quarter. In a surprise move, the central bank eased rates by 25 basis points in early February.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Although we believe that a rate cut of 100-200 basis points would be optimal for equities, we are not disappointed by this first, relatively small, step. In our view, the February cut is the first of more to come in a gradual process that should enable the central bank to achieve a "soft landing" for the economy.

We regard current conditions as quite favorable for stocks' performance. Chief among them is the improved interest-rate climate, which will help to keep inflation in check. In addition, we note that the drought will likely end in the next few months, allowing for much better performance by the electricity sector; the level of foreign investment in Chile, both direct and through the capital markets, continues to reach new highs; the peso has appreciated and is now more directly aligned with the strong U.S. dollar, which should make further rate cuts more viable; and the Argentine economy, which is an important growth market for many of the largest Chilean companies, is rebounding from its own recent downturn.

A potentially huge source of demand for equities is the requirement that all Chilean employees contribute 10% of their annual wages to any of 13 private pension funds approved by the government. Collectively known by their Spanish acronym, "AFPs," these funds are the largest institutional investors in Chile: at the end of 1996, they managed $27.5 billion in assets, including over 10% of the market value of all Chilean stocks.

Two factors should serve as catalysts to boost AFP demand for equities. First, the fixed return on debt instruments has been high enough to discourage an aggressive equity allocation. This risk/reward balance will begin to tilt in favor of stocks as interest rates decline. Second, AFPs have only about 26% of assets invested in stocks, much lower than the maximum 37% allowed by government guidelines. Even a modest increase in the current equity allocation will inject considerable upward pressure into the market.

HIGHLIGHTED COMPANIES

To best illustrate our approach to selecting stocks, we'd like to talk in greater detail about several of the Fund's holdings.

COMPANIA DE PETREOLEOS DE CHILE S.A.

One of the original stocks in the portfolio is Compania de Petreoleos de Chile S.A., more conveniently referred to as "Copec." Copec is a holding company for a variety of businesses, principally forestry and forest products. Other operations include fuel distribution, electricity, fishmeal production and retailing.

Copec is the largest private-sector company in Chile and accounts for roughly 5% both of Chilean GDP and total Chilean exports. In terms of market capitalization, it is the largest company listed on Chile's Santiago Stock Exchange.

Copec's investment appeal lies in its combination of several factors, including an anticipated turnaround in its forest products operation; its wide exposure to the resurgent Chilean economy; its comfortable balance of cyclical, export-oriented and stable domestic businesses; and its consistent market-share leadership.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

We briefly discuss Copec's favorable prospects by business line:

FORESTRY. By far, Copec's main business (approximately 66% of total consolidated assets) is its Arauco forest products subsidiary. Including its recent purchase of the dominant Argentine pulp company, Arauco is both the world's third-largest pulp producer and the largest in Latin America's Southern Cone.

The keys to Arauco's success are its low-cost pulp production, huge resources and conservative capital structure. These served Copec well during the decline in world pulp prices throughout most of 1996 and will prove even more important when, as we expect, Arauco can leverage increased production volume onto rebounding pulp prices to generate superior earnings growth in 1997 and 1998.

FUEL DISTRIBUTION. This is Copec's original line of business, dating back to the company's inception in the mid-1930s. Its two distribution companies hold a leading 52% market share of the Chilean liquid-fuel market. Roughly 60% of sales volume goes to industrial customers and the remainder to the public via Copec's nearly 600 nationwide service stations. Fuel distribution is a very solid, stable business that acts as a counterweight to the cyclicality of the forest products sector.

ELECTRICITY. Copec participates in the growth of Chile's electricity sector through its ownership of Sociedad Austral de Electricidad S.A. ("Saesa") (the nation's fifth-largest electricity distributor), minority interest in Compania General de Electricidad S.A ("CGE") (the second-largest distributor) and 9.5% stake in Chilgener S.A. (the second-largest generator). Investment in electricity has risen in the last few years and, in our view, should make a meaningful contribution to earnings in 1997 and 1998.

FISHMEAL. Through its controlling stake in Chile's largest fishing company, Igemar, Copec meets about one-third of the world's fishmeal demand. Igemar suffered through most of the early 1990s from the worldwide fishing recession, but reversed its losses in 1996 via improved efficiency in cost management and production. We believe that Igemar's performance will continue to improve as fishmeal prices keep rising above their recessionary levels.

RETAIL. Copec owns ABC, the largest retailer of appliances in the domestic market. ABC benefits from rising Chilean disposable income, the improving economy and relatively low market penetration. Its main source of earnings, however, is the interest income from its consumer credit operations. [Note: We will see this again in our discussion of Falabella.]

COMPANIA MANUFACTURERA DE PAPELES Y CARTONES S.A.

We believe that Chilean forestry stocks will experience a major turnaround this year as investors' negative perceptions of the worldwide paper industry slump begin to give way to greater optimism about prospects for 1998. With this in mind, we have positioned the portfolio accordingly. In addition to Copec, one of the Fund's oldest and biggest holdings is Compania Manufacturera de Papeles y Cartones S.A. ("CMPC"), Chile's second-largest forest products company.

Other factors enhance CMPC's significant appreciation potential:

- Its shares have been unduly pummeled along with those of the many forestry companies that concentrate on producing relatively low-value, commodity raw materials. By contrast, CMPC adds value to its domestic production by using it to make consumer paper products, packaging materials and newsprint. Its stock price should reflect this important distinction.

- Because it has less flexibility in setting its paper prices, CMPC tends to have a revenue stream that is somewhat less vulnerable to fluctuations in pulp prices than that of Copec.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

- It has moved to increase its presence in the domestic market by acquiring the 20% equity interests in two paper and forestry companies previously held by Scott Paper.

- It is aggressively pursuing regional and product diversification within Latin America. This is most prominent in Argentina, where CMPC has complete or significant ownership stakes in makers of industrial bags, flexible packaging and disposable diapers. New facilities also are planned for locations in Peru and Brazil.

SOCIEDAD ANONIMA COMERCIAL E INDUSTRIAL FALABELLA

Sociedad Anonima Comercial e Industrial Falabella ("Falabella") is Chile's largest department store chain, with an approximately 40% share of the department store market. It is a very new listing on the Santiago Stock Exchange, having sold a 5% stake to the public in its December 1996 initial public offering.

As we noted in our comments on Copec's ABC subsidiary, conditions for retailers in Chile are favorable. Disposable income is increasing, the overall economy is improving and store penetration is relatively low, all of which suggest that there is much growth potential for the industry. Falabella certainly benefits from all of these factors, particularly the increase in disposable income, since its target sector is middle-income consumers (whose disposable income is rising most quickly).

Perhaps the most important element in Falabella's success is its consumer credit operation. This aspect of the business achieves profit margins exceeding 15% and represents about 40% of consolidated earnings. It also serves as a substantial competitive advantage: Falabella offers the cheapest credit in the market and has the lowest cost of funds, enabling it both to generate higher profitability than its competitors and reduce margins sufficiently to force smaller competitors out of the business.

Another major positive for Falabella is its ownership of much of the land on which its stores reside. For example, it owns a 50% stake in three shopping malls whose store units contribute about 8% of consolidated earnings. In addition, its stores already occupy Chile's most desirable retail sites, meaning that major foreign competitors such as Wal-Mart and France's Carrefour are effectively shut out of the Chilean market.

Along with regional expansion into Peru and Argentina, the preceding factors make a formidable case for investment in Falabella shares. We see great potential for long-term appreciation.

OUTLOOK

Looking ahead, we feel quite positively about the future prospects for Chilean equities. By several measures, valuations are very attractive. The interest-rate/inflation environment is becoming more favorable. The climate for corporate earnings is improving. Terms of trade are returning to an agreeable status quo. The central bank's commitment to reduce inflation is strongly supportive of equity growth over the long term. AFPs, virtually inevitably, will provide tremendous liquidity to the market.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

We would like to take this opportunity to reiterate our principal investment rationale: that Chile is one of the "safe havens" among emerging capital markets generally and those of Latin America particularly. Its fundamental soundness rests on a foundation of stable democracy, pro-market economic direction, strict economic vigilance, moderate-yet-sustainable GDP growth and superior social indicators relative to other Latin American nations.

In an important organizational development, Richard Watt of BEA Associates has been named as the Fund's President and Chief Investment Officer as of January 1, 1997. Richard has contributed his expertise in emerging equity markets to the Fund and several other BEA closed-end funds since joining BEA in 1995. He succeeds Emilio Bassini, who guided the Fund from its 1989 inception through the end of 1996. Emilio resigned his position in order to focus his efforts exclusively on private equity investments through his recently organized firm, Bassini, Playfair + Associates LLC, and will continue to serve BEA as a consultant.

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 20 and 21 of this report.

As developments occur in Chile or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Respecfully,

                [SIG]

Richard W. Watt
President and Chief Investment Officer*

--------------------------------------------------------------------------------
* Richard Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end Latin American fund focusing on smaller companies. Before joining Gartmore in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, President and Chief Investment Officer of the Fund. Mr. Watt is also Director, President and Chief Investment Officer of The Brazilian Equity Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             12/31/1996    12/31/1995
Banking                            1.98%         2.26%
Consumer Goods                     1.45%         3.18%
Electric Distribution             16.39%        13.79%
Electric Generation               22.00%        23.68%
Engineering & Construction         3.20%         2.98%
Fertilizer                         3.06%         2.58%
Financial Services                 3.07%         4.87%
Food & Beverages                  12.42%        12.10%
Forestry                          10.85%        12.08%
Mining                             2.80%         2.10%
Telecommunications                15.95%        12.57%
Other                              6.83%         7.81%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                       Percent of Net
           Holding                                                                   Sector                Assets
---------------------------------------------------------------------------------------------------------------------
       1.  Compania de Telecomunicaciones de Chile S.A.                        Telecommunications            14.0
---------------------------------------------------------------------------------------------------------------------
       2.  Chilectra S.A.                                                    Electric Distribution            9.1
---------------------------------------------------------------------------------------------------------------------
       3.  Enersis S.A.                                                       Electric Generation             9.0
---------------------------------------------------------------------------------------------------------------------
       4.  Empresa Nacional de Electricidad S.A.                              Electric Generation             8.2
---------------------------------------------------------------------------------------------------------------------
       5.  Embotelladora Andina S.A.                                            Food & Beverages              5.7
---------------------------------------------------------------------------------------------------------------------
       6.  Compania de Petreoleos de Chile S.A.                                     Forestry                  5.3
---------------------------------------------------------------------------------------------------------------------
       7.  Chilgener S.A.                                                     Electric Generation             4.0
---------------------------------------------------------------------------------------------------------------------
       8.  Empresas Emel S.A.                                                Electric Distribution            3.8
---------------------------------------------------------------------------------------------------------------------
       9.  Compania Manufacturera de Papeles y Cartones S.A.                        Forestry                  3.6
---------------------------------------------------------------------------------------------------------------------
      10.  Sociedad Quimica y Minera de Chile S.A.                                 Fertilizer                 3.1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1996
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-101.88%
 AGRICULTURE-0.11%
Inversiones Agricolas e
 Industriales S.A........      1,003,524  $   354,704
                                          -----------
 BANKING-1.98%
Banco de Credito e
 Inversiones.............        721,628    4,608,488
Banco Santander Chile+...     25,706,975    1,675,027
                                          -----------
                                            6,283,515
                                          -----------
 BASIC METALS-0.50%
Ceramicas Cordillera
 S.A.....................        316,132    1,571,906
                                          -----------
 CONSUMER DURABLES-1.04%
Companias Cic S.A........        974,398      126,292
Empresas Almacenes
 Paris+..................      4,075,714    3,169,520
                                          -----------
                                            3,295,812
                                          -----------
 CONSUMER GOODS-1.45%
Compania Tecno Industrial
 S.A.....................    203,162,821    4,596,119
                                          -----------
 ELECTRIC DISTRIBUTION-16.38%
Chilectra S.A............      4,748,691   24,507,207
Chilectra S.A. ADS++.....         80,400    4,351,650
Compania General de
 Electricidad S.A........      1,502,814    5,985,049
Empresa Electrica de
 Antofagasta S.A.........        380,447      162,274
Empresa Electrica de
 Arica S.A...............      6,241,491    1,323,752
Empresa Electrica de
 Iquique S.A.............      5,913,829    1,532,983
Empresas Emel S.A........        536,777   11,890,430
Sociedad Austral de
 Electricidad S.A........         84,081    2,179,547
                                          -----------
                                           51,932,892
                                          -----------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------

 ELECTRIC GENERATION-22.00%
Chilgener S.A............      2,570,395  $12,720,230
Chilquinta Energia
 S.A.....................        108,303    1,204,643
Empresa Electrica
 Pilmaiquen S.A..........      1,758,084    1,408,622
Empresa Nacional de
 Electricidad S.A........     52,227,708   25,969,239
Enersis S.A..............     54,233,012   28,436,067
                                          -----------
                                           69,738,801
                                          -----------
 ENGINEERING & CONSTRUCTION-3.20%
Besalco S.A..............        470,540    2,993,892
Cemento Polpaico S.A.....         51,502    2,753,691
Empresas Pizarreno
 S.A.....................         98,267      185,256
Inversiones Industriales
 San Jose S.A............         26,609        5,706
Maderas y Sinteticos
 Sociedad Anonima........      9,316,048    4,193,155
                                          -----------
                                           10,131,700
                                          -----------
 FERTILIZER-3.06%
Sociedad Quimica y Minera
 de Chile S.A., Class
 A.......................      1,446,507    6,715,256
Sociedad Quimica y Minera
 de Chile S.A., Class
 B.......................        570,322    2,976,937
                                          -----------
                                            9,692,193
                                          -----------
 FINANCIAL SERVICES-3.07%
Administradora de Fondos
 de Pensiones Provida
 S.A. ADS................         68,600    1,286,250
Antarchile S.A., Class
 A.......................        493,805    1,512,776
Antarchile S.A., Class
 C.......................        302,021      996,417
Compania de Inversiones
 Los Almendros, Class
 A.......................      1,540,000      522,587
Compania de Inversiones
 Luz y Fuerza S.A., Class
 A.......................      1,540,000      522,587
Elecmetal S.A............        378,598    2,230,458
Invercap S.A.............      1,594,008    1,070,560
Inversiones Litani
 S.A.+...................        795,826       82,499
Maritima de Inversiones
 S.A.....................      4,068,627      651,977
Quemchi S.A..............        691,164      832,296

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 FINANCIAL SERVICES (CONTINUED)
Sipsa Sociedad de
 Inversiones Industriales
 y Pesqueras S.A.........         45,274  $    31,314
                                          -----------
                                            9,739,721
                                          -----------
 FISHERY-0.69%
Empresas Pesquera Eperva
 S.A., Class A...........      1,518,489      379,667
Pesquera Itata S.A.......      4,819,291    1,005,084
Sociedad Pesquera Coloso
 S.A.....................      1,293,879      792,762
                                          -----------
                                            2,177,513
                                          -----------
 FOOD & BEVERAGES-12.42%
Compania Cervecerias
 Unidas S.A.(a)..........      2,258,304    7,077,988
Compania Cervecerias
 Unidas S.A. ADR.........         41,000      661,125
Distribucion y
 Servicio+...............      3,211,264    1,785,927
Embotelladora Andina
 S.A.(b).................      3,744,969   18,179,890
Embotelladora Arica*.....      6,887,442    2,972,364
Embotelladora Polar
 S.A.....................      4,801,231    3,620,582
Empresas Iansa S.A.......     12,906,344    2,767,709
Empresas Santa Carolina
 S.A., Series A..........      2,486,850    2,051,131
Empresas Santa Carolina
 S.A., Series B..........        248,685      205,113
Jugos Concentrados
 S.A.....................      1,520,788       63,613
                                          -----------
                                           39,385,442
                                          -----------
 FORESTRY-10.85%
Compania Chilena de
 Fosforos S.A............        500,585    1,368,395
Compania de Petreoleos de
 Chile S.A...............      4,688,202   16,848,140
Compania Manufacturera de
 Papeles y Cartones
 S.A.....................      1,047,197   11,277,696
Forestal Cholguan........        302,327      220,859
Forestal Terranova.......      2,430,030    2,462,385
Industrias Forestales
 S.A.....................      9,385,866    1,393,448
                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 FORESTRY (CONTINUED)

Maderas Prensadas
 Cholguan S.A............      3,292,764  $   814,752
                                          -----------
                                           34,385,675
                                          -----------
 HEALTH CARE-0.86%
Banmedica S.A............      8,266,362    2,727,208
                                          -----------
 INFRASTRUCTURE-0.70%
Infra Structura 2000*+...      9,915,191    2,211,593
                                          -----------
 INSURANCE-0.27%
Compania de Seguros La
 Prevision Vida S.A......        818,209      852,241
                                          -----------
 MACHINERY & ELECTRIC-0.30%
Madeco S.A. NPV ADR......         38,700      938,475
                                          -----------
 MINING-2.80%
Antofagasta Holdings
 P.L.C...................      1,338,500    7,796,147
Empresa Minera de Mantos
 Blancos S.A.............        486,098      836,224
Minera Lo Valdes Ltda....         30,415        5,304
Sociedad Punta del Cobre
 S.A., Class A...........          2,423      229,824
                                          -----------
                                            8,867,499
                                          -----------
 PACKAGING-0.15%
Envases del Pacifico
 S.A.....................        940,909      470,066
                                          -----------
 PHARMACEUTICALS-0.83%
Laboratorio Chile S.A....      3,205,566    2,643,921
                                          -----------
 REAL ESTATE-0.23%
Inmobiliaria Urbana
 S.A.....................        407,310      734,281
                                          -----------
 RETAIL-1.05%
Santa Isabel S.A.........        278,190      396,618
Sociedad Anonima
 Comercial e Industrial
 Falabella...............      3,656,195    2,929,436
                                          -----------
                                            3,326,054
                                          -----------
 SHIPPING-0.46%
Compania Sud Americana de
 Vapores S.A.............      1,632,577    1,231,117
Puerto de Lirquen S.A....         76,440       72,054

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 SHIPPING (CONTINUED)
Puerto Ventanas S.A......        112,988  $   157,097
                                          -----------
                                            1,460,268
                                          -----------
 STEEL-0.98%
Compania de Aceros del
 Pacifico S.A............      1,594,008    3,117,772
                                          -----------
 TELECOMMUNICATIONS-15.95%
Compania de
 Telecomunicaciones de
 Chile S.A. ADS..........         12,400    1,253,950
Compania de
 Telecomunicaciones de
 Chile S.A., Class A.....      7,279,417   41,775,808
Compania de
 Telecomunicaciones de
 Chile S.A., Class B.....        287,490    1,490,463
Empresa Nacional de
 Telecomunicaciones
 S.A.....................        890,731    6,045,258
                                          -----------
                                           50,565,479
                                          -----------
 TEXTILES-0.08%
Zalaquett S.A............      1,496,767      247,327
                                          -----------
 TOBACCO-0.44%
Empresas CCT S.A.........        222,137    1,413,385
                                          -----------
 WHOLESALE-0.03%
Zona Franca de Iquique
 S.A.....................        289,797       99,706
                                          -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES
 (Cost $121,312,130)....................  322,961,268
                                          -----------
 SHORT-TERM INVESTMENTS-2.47%
 CHILEAN INFLATION-ADJUSTED TIME DEPOSIT-0.03%
                            Units (000)
                           -------------
Banco de O'Higgins,
 7.00%, 01/08/97** (Cost
 $101,707)...............    CLP       3       98,975
                                          -----------

                              No. of         Value
                              Shares       (Note A)
-----------------------------------------------------
 CHILEAN MUTUAL FUNDS-1.68%
Fondo Bancredito
 Redimiento..............         21,717  $   826,799
Fondo Mutuo Banco
 Santander...............        260,094      883,434
Fondo Mutuo Operacional
 BanChile................        194,912    2,143,518
Fondo Mutuo Security
 Check...................        363,411    1,468,675
                                          -----------
TOTAL CHILEAN MUTUAL FUNDS (Cost
 $5,323,812)............................    5,322,426
                                          -----------
 TIME DEPOSIT-0.76%
                             Par (000)
                           -------------
The Chase Manhattan Bank,
 N.A., 7.00%, 01/06/97
 (Cost $2,428,790).......    USD   2,429    2,428,790
                                          -----------
TOTAL SHORT-TERM INVESTMENTS (Cost
 $7,854,309)............................    7,850,191
                                          -----------

TOTAL INVESTMENTS-104.35%
 (Cost $129,166,439) (Notes A,D)........  330,811,459
LIABILITIES IN EXCESS OF CASH AND OTHER
 ASSETS-(4.35)%.........................  (13,799,651)
                                          -----------
NET ASSETS-100.00%......................  $317,011,808
                                          -----------
                                          -----------
---------------------------------------------------------
*          Not readily marketable security.
**         Effective yield on the date of purchase.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
(a)        With an additional 493,385 rights attached, expiring
           01/18/97, with no market value.
(b)        With an additional 482,018 rights attached, expiring
           01/14/97, with no market value.
ADR        American Depositary Receipts.
ADS        American Depositary Shares.
CLP        Chilean Pesos.
USD        United States Dollars.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1996
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $129,166,439) (Note A).................     $330,811,459
Cash (including $450,204 of foreign
 currencies with a cost of $450,204)
 (Note A)...............................        1,757,253
Receivables:
  Investments sold......................        1,114,133
  Dividends.............................           26,638
  Interest..............................            1,643
Prepaid expenses........................            4,079
                                             ------------
Total Assets............................      333,715,205
                                             ------------

 LIABILITIES
Payables:
  Dividend (Note A).....................       12,071,000
  Investments purchased.................        1,780,458
  Advisory fees (Note B)................        1,013,334
  Administration fees (Note B)..........           29,943
  Other accrued expenses................          253,662
  Chilean repatriation tax (Note A).....        1,555,000
                                             ------------
Total Liabilities.......................       16,703,397
                                             ------------
NET ASSETS (applicable to 14,036,046
 shares of common stock outstanding)
 (Note C)...............................     $317,011,808
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($317,011,808
  DIVIDED BY 14,036,046)................           $22.59
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 14,036,046 shares issued and
 outstanding (100,000,000 shares
 authorized)............................     $     14,036
Paid-in capital.........................      115,120,016
Distribution in excess of net investment
 income.................................       (2,224,031)
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................        2,461,355
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................      201,640,432
                                             ------------
Net assets applicable to shares
 outstanding............................     $317,011,808
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 13,281,018
  Interest..............................          521,024
  Less: Foreign taxes withheld..........         (101,969)
                                             ------------
  Total Investment Income...............       13,700,073
                                             ------------
Expenses:
  Investment advisory fees (Note B).....        4,104,153
  Custodian fees........................          564,298
  Administration fees (Note B)..........          277,047
  Accounting fees.......................          151,186
  Printing..............................           91,984
  Audit and legal fees..................           73,464
  Insurance.............................           44,636
  Transfer agent fees...................           29,759
  Directors' fees.......................           26,822
  NYSE listing fees.....................           24,295
  Other.................................           27,952
  Chilean repatriation tax (Note A).....        1,741,341
                                             ------------
  Total Expenses........................        7,156,937
                                             ------------
  Net Investment Income.................        6,543,136
                                             ------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................        7,378,958
  Foreign currency related
   transactions.........................         (105,443)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      (55,537,675)
                                             ------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (48,264,160)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(41,721,024)
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Years Ended December
                                                          31,
                                             -----------------------------
                                                 1996            1995*
                                             -----------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................     $  6,543,136     $  9,074,945
  Net realized gain on investments and
   foreign currency related
   transactions.........................        7,273,515        2,624,661
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................      (55,537,675)       3,280,611
                                             ------------     ------------
    Net increase/(decrease) in net
     assets resulting from operations...      (41,721,024)      14,980,217
                                             ------------     ------------
Dividends and distributions to
 shareholders:
  Net investment income.................       (6,546,741)      (9,024,230)
  In excess of net investment income....       (2,224,031)              --
  Net realized gain on investments and
   foreign currency related
   transactions.........................       (3,720,788)      (3,152,971)
                                             ------------     ------------
    Total dividends and distributions to
     shareholders.......................      (12,491,560)     (12,177,201)
                                             ------------     ------------
Capital share transactions (Note C):
  Proceeds from 39,128 shares and 18,580
   shares, respectively, issued in
   reinvestment of dividends............          948,897          425,598
                                             ------------     ------------
    Total increase/(decrease) in net
     assets.............................      (53,263,687)       3,228,614
                                             ------------     ------------

 NET ASSETS
Beginning of year.......................      370,275,495      367,046,881
                                             ------------     ------------
End of year (including undistributed net
 investment income of $109,048 for the
 year ended December 31, 1995.).........     $317,011,808     $370,275,495
                                             ------------     ------------
                                             ------------     ------------

--------------------------------------------------------------------------------
* References to shares outstanding prior to July 17, 1995, have been restated to reflect the two-for-one stock split (See Note C).

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS @
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                         For the Years Ended                                     For the Period
                                                             December 31,                                      September 27, 1989*
                           --------------------------------------------------------------------------------          through
                             1996          1995     1994+      1993      1992          1991          1990       December 31, 1989
                           -------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value,
 beginning of period.....     $26.45       $26.26    $20.13    $15.55     $14.84         $8.72        $7.40            $6.88**
                           ---------     --------  --------  --------  ---------     ---------     --------         --------
Net investment income....       0.47         0.65      0.42      0.35       0.39          0.49         0.78             0.02
Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currency related
 transactions............      (3.44)        0.41++     6.24     5.96       1.93          7.21         1.17             0.67
                           ---------     --------  --------  --------  ---------     ---------     --------         --------
Net increase/(decrease)in
 net assets resulting
 from operations.........      (2.97)        1.06      6.66      6.31       2.32          7.70         1.95             0.69
                           ---------     --------  --------  --------  ---------     ---------     --------         --------
Dividends and
 distributions to
 shareholders:
  Net investment
   income................      (0.47)       (0.65)    (0.47)    (0.31)     (0.39)        (0.49)       (0.63)           (0.03)
  In excess of net
   investment income.....      (0.16)          --        --        --         --            --           --            (0.14)
  Net realized gain on
   investments and
   foreign currency
   related
   transactions..........      (0.26)       (0.22)    (0.06)    (0.26)     (1.22)        (1.09)          --               --
  In excess of net
   realized gains on
   investments and
   foreign currency
   related
   transactions..........         --           --        --     (0.16)        --            --           --               --
                           ---------     --------  --------  --------  ---------     ---------     --------         --------
Total dividends and
 distributions to
 shareholders............      (0.89)       (0.87)    (0.53)    (0.73)     (1.61)        (1.58)       (0.63)           (0.17)
                           ---------     --------  --------  --------  ---------     ---------     --------         --------
Dilution due to capital
 share rights offering...         --           --        --     (1.00)        --            --           --               --
                           ---------     --------  --------  --------  ---------     ---------     --------         --------
Net asset value, end of
 period..................     $22.59       $26.45    $26.26    $20.13     $15.55        $14.84        $8.72            $7.40
                           ---------     --------  --------  --------  ---------     ---------     --------         --------
                           ---------     --------  --------  --------  ---------     ---------     --------         --------
Market value, end of
 period..................    $20.875      $26.000   $23.063   $22.250    $16.563       $11.938       $7.750           $7.813
                           ---------     --------  --------  --------  ---------     ---------     --------         --------
                           ---------     --------  --------  --------  ---------     ---------     --------         --------
Total investment
 return(a)...............     (16.43)%      16.66%     6.05%    38.82%     53.80%        71.05%        7.07%           14.17%
                           ---------     --------  --------  --------  ---------     ---------     --------         --------
                           ---------     --------  --------  --------  ---------     ---------     --------         --------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
 (000 omitted)...........   $317,012     $370,275  $367,047  $281,031   $168,580      $160,360      $93,744          $79,494
Ratio of expenses to
 average net assets......       1.96%(d)     1.46%     1.39%     1.72%      2.15%(d)      2.13%(d)     2.04%            1.98%(b)
Ratio of net investment
 income to average net
 assets..................       1.79%        2.39%     1.74%     2.47%      2.17%         3.41%        9.56%            1.44%(b)
Portfolio turnover
 rate....................       4.82%        2.38%     0.86%    11.29%      6.29%        19.32%       12.63%            2.38%(c)
Average commission rate
 per share(e)............    $0.0027           --        --        --         --            --           --               --

---------------------------------------------------------------------------
@ Per share amounts prior to July 17, 1995 have been restated to reflect the two-for-one stock split (see Note C).
*    Commencement of investment operations.
** Initial public offering price of $7.50 per share less underwriting discount of $0.52 per share and offering expenses of $0.10 per share.
+    Based on average shares outstanding.
++ Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1995.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c)  Not annualized.
(d) Ratios include effect of repatriation taxes. The ratio of expenses to average net assets would have been 1.48% for the year ended December 31, 1996; 1.71% for the year ended December 31, 1992; and 1.75% for the year ended December 31, 1991, respectively, excluding repatriation taxes.
(e) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At December 31, 1996, the Fund held 1.64% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $5,178,491 and fair value of $5,183,957. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1996, the interest rate was 5.00%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Fund will be subject to and accrues a 10% Chilean repatriation tax with respect to all known and estimated remittances from Chile. The Fund does not accrue repatriation tax with respect to all net unrealized gains on Chilean securities as the Fund does not intend to realize and remit such unrealized gains in the foreseeable future. If all unrealized gains on Chilean securities had been realized and repatriated at December 31, 1996, the Fund would have to pay a repatriation tax of approximately $19,330,452 or $1.38 per share.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On December 12, 1996, a distribution in the aggregate amount of $12,071,000, equal to $0.86 per share was declared. The distribution was comprised of $0.62 per share from net investment income and $0.24 per share from net realized long-term capital gains. The distribution is payable on January 10, 1997 to shareholders of record as of December 31, 1996.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 1996, the Fund reclassified $105,443 of net realized losses from
foreign  currency  related  transactions  to  distribution  in  excess  of   net
investment income.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

Investments  in Chile may involve certain considerations and risks not typically
associated   with   investments   in    the   United   States   including    the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets, and 1.10% of amounts over $100 million. For the year ended December 31, 1996, BEA earned $4,104,153 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the year ended December 31, 1996, BEA was reimbursed $20,000 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada (formerly Celfin Agente de Valores Limitada) ("Celfin") serves as the Fund's Chilean sub-adviser. In return for its services, Celfin is paid a fee, out of the advisory fee payable to BEA, computed weekly and paid quarterly at an annual rate of 0.15% of the first $50 million of the Fund's average weekly net assets, 0.10% of the next $50 million of the Fund's average weekly net assets and 0.05% of amounts over $100 million. For the year ended December 31, 1996, these sub-advisory fees amounted to $257,256.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets, 0.06% of the next $50 million of the Fund's average weekly net assets and 0.04% of amounts in excess of $150 million. For the year ended December 31, 1996, BSFM earned $195,963 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid a fee, out of the advisory fee payable to BEA, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the value of the Fund's average weekly net assets and an annual reimbursement of out-of-pocket expenses. In addition, AFICE receives a supplemental administration fee and an accounting fee. Such fees are paid by AFICE to Celfin for certain administrative services. For the year ended December 31, 1996, the administration fees, supplemental administration fees and accounting fees amounted to $198,279, $61,084 and $4,776, respectively.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 14,036,046 shares outstanding at December 31, 1996, BEA owned 14,615 shares.

The Board of Directors of the Fund approved a two-for-one stock split on May 16, 1995. The record date, payment date and ex-date were set for July 5, 1995, July 12, 1995 and July 17, 1995, respectively. For each share held of record, including shares held through the Fund's Dividend Reinvestment and Cash Purchase Plan, a shareholder received one additional share of the Fund's common stock, par value $0.001 per share. Shareholders holding fractional shares received a cash payment for their fractional share interest based on the reported closing price of the common stock on the New York Stock Exchange on the ex-distribution date. Certificates were first mailed to shareholders on or about July 14, 1995. Shareholders holding shares through the Fund's Dividend Reinvestment and Cash

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Purchase Plan did not receive certificates evidencing such additional shares but instead had such additional shares credited to their plan account.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1996 was $130,449,842. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $200,361,617, was composed of gross appreciation of $203,465,490 for those investments having an excess of value over cost and gross depreciation of $3,103,873 for those investments having an excess of cost over value.

For the year ended December 31, 1996, purchases and sales of securities, other than short-term investments, were $17,208,275 and $19,608,040, respectively.

 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement at December 31, 1996.

--------------------------------------------------------------------------------

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Chile Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Chile Fund, Inc., including the schedule of investments, as of December 31, 1996 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Chile Fund, Inc., as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 21, 1997

--------------------------------------------------------------------------------
   18

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
On April 23, 1996, the annual meeting of shareholders of The Chile Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                   FOR         WITHHELD     NON-VOTES
-----------------------------------------------------------------------------  ------------  -------------  ----------
Dr. Enrique R. Arzac*                                                            10,642,284      121,306     3,255,083
Emilio Bassini**                                                                 10,673,340       90,250     3,255,083
James J. Cattano                                                                 10,639,391      124,199     3,255,083

--------------
 * On February 13, 1996, the Board of Directors increased the size of the Fund's Board of Directors and Dr. Enrique R. Arzac was elected to fill the newly created vacancy. The election of Dr. Arzac was submitted to the Fund's shareholders for their ratification at the annual meeting of shareholders.

** Resigned effective January 1, 1997.

In addition to the directors re-elected at the meeting, George W. Landau continues to serve as a director of the Fund. Jose Luiz Ibanez and Daniel Sigg resigned as directors of the Fund effective January 30, 1997 and February 11, 1997, respectively.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1996.

                                                                    FOR          AGAINST        ABSTAIN     NON-VOTES
                                                                ------------  -------------  -------------  ----------
                                                                  10,685,509       41,647         36,434     3,255,083

 TAX INFORMATION (UNAUDITED)
The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (December 31, 1996) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. Of the $0.89 per share dividend and distribution paid in respect of such fiscal year, $0.63 was derived from net investment income and $0.26 was from net realized long-term capital gains. There were no dividends which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended.
Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1996.

Notification for calendar year 1996 was mailed in January 1997. The notification reflected the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend and distributions. They will generally not be entitled to a foreign tax credit or deduction for the foreign withholding taxes paid by the Fund.

In general, dividends and distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keoghs and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Chile Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all dividends and distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than

--------------------------------------------------------------------------------
   20

48 hours before the payment is to be invested. A participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends and capital gains distributions payable either in stock or in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends and capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase on the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semiannual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------

 SUMMARY OF GENERAL INFORMATION

The Fund--The Chile Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1996, BEA managed approximately $31.3 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Chile" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "ChileFd". The Fund's New York Stock Exchange trading symbol is CH. Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                       BEA ADVISOR FUNDS
SINGLE COUNTRY                                         OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                  BEA Emerging Markets Equity Fund
The First Israel Fund, Inc. (ISL)                      BEA Global Telecommunications
The Indonesia Fund, Inc. (IF)                          Fund
The Portugal Fund, Inc. (PGF)                          BEA High Yield Fund
                                                       BEA International Equity Fund
MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc.
(ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

                                                       For shareholder information or a
FIXED INCOME                                           copy of a prospectus for any of
BEA Income Fund, Inc. (FBF)                            the open- end mutual funds,
BEA Strategic Income Fund, Inc. (FBI)                  please call, 1-800-401-2230.
For closed-end fund information                        Visit our website on the
please call, 1-800-293-1232.                           Internet:
                                                       http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

William W. Priest,    Chairman of the Board of Directors
Jr.

Richard W. Watt       President, Chief Investment Officer
                      and Director

Dr. Enrique R. Arzac  Director

James J. Cattano      Director

George W. Landau      Director

Paul P. Stamler       Senior Vice President

Michael A. Pignataro  Chief Financial Officer and
                      Secretary

Rachel D. Manney      Vice President and Treasurer

Wendy S. Setnicka     Assistant Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

This report, including the financial statements herein, is sent to the
shareholders   of  the  Fund  for  their  information.  It  is  not  a
prospectus,  circular  or  representation  intended  for  use  in  the purchase  or sale of shares of the Fund or of any securities mentioned
in this report.                                                           [LOGO]

--------------------------------------------------------------------------------